UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2005

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

We entered into an Indenture dated as of December 5, 2005 (the “Indenture”) with The Bank of New York Trust Company, N.A., as trustee relating to an unlimited amount of unsecured senior debt securities. Under the Indenture, we sold $250,000,000 aggregate principal amount of our 5.625% Senior Notes due 2015 in a public offering pursuant to our effective shelf registration statement on Form S-3 (SEC File No. 333-130141) (the “Registration Statement”). A copy of the Indenture is filed herewith as Exhibit 4.1 and is hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.
4.1	Indenture dated as of December 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)

Date: December 13, 2005	By:	/s/ Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.
4.1	Indenture dated as of December 5, 2005